EXHIBIT 99.77Q3 CERT to Form N-SAR


Registrant Name:  Northwestern Mutual Series Fund, Inc.
File Number:  811-3990
Registrant CIK Number: 742212





(a)(i) 	Based on their evaluation of the Registrant's disclosure controls and
	procedures (as defined in Rule 30a-2(c) under the Investment Company Act) as conducted within 90 days of the filing date of this report, the Registrant's President and Treasurer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports on Form N-SAR it files or submits under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is recorded, processed, summarized and reported in substantial compliance with the 1934 Act and the Commission's rules and forms thereunder.

(a)(ii) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect such controls subsequent to the date of evaluation referenced in (a)(i) above.

(a)(iii)Certifications:


I, Mark G. Doll, certify that:


1. I have reviewed this report on Form N-SAR of Northwestern Mutual Series Fund, Inc.;

2. 	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial information included in this
	report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. 	The registrant's other certifying officers and I are responsible for
	establishing and maintaining disclosure controls and procedures
	(as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:

	a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

	c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. 	The registrant's other certifying officers and I have disclosed, based on
	our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

	a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

	b) any fraud, whether or not material that involves management or other employees who have a significant role in the registrant's internal controls; and

6. 	The registrant's other certifying officers and I have indicated in this
	report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: February 26, 2003


						/S/ Mark G. Doll
						______________________________
						Mark G. Doll, President





I, Walter M. Givler, certify that:


1. I have reviewed this report on Form N-SAR of Northwestern Mutual Series Fund, Inc.;

2. 	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial information included in this
	report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. 	The registrant's other certifying officers and I are responsible for
	establishing and maintaining disclosure controls and procedures
	(as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:

	a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

	c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. 	The registrant's other certifying officers and I have disclosed, based on
	our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

	a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

	b) any fraud, whether or not material that involves management or other employees who have a significant role in the registrant's internal controls; and

6. 	The registrant's other certifying officers and I have indicated in this
	report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: February 26, 2003

						/S/ Walter M. Givler
						______________________________
						Walter M. Givler, Treasurer

















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